Talcott Resolution Life Insurance Company:
Talcott Resolution Life Insurance Company Separate Account Three
Director M

Talcott Resolution Life and Annuity Insurance Company:
Talcott Resolution Life and Annuity Insurance Company Separate Account Three
Director M
Director M Outlook

Talcott Resolution Life and Annuity Insurance Company Separate Account Seven
Leaders Series IV

Supplement dated December 12, 2024 to your current Statutory Prospectus and Summary Prospectus
This supplement outlines changes related to Appendix A - Funds Available Under the Contract.
You should read this supplement in conjunction with the Summary Prospectus and Statutory Prospectus and retain it for future reference.
The contracts were previously sold under various marketing names depending on which distribution partner sold the contract and/or when the product was sold. These marketing names include: Series IV of Leaders, Leaders Access, Leaders Plus, and Leaders Outlook, The Director M, First Horizon Director M, Director M Platinum, AmSouth Variable Annuity M, The Director M Select, The Huntington Director M, Fifth Third Directors M, Wells Fargo Director M, Classic Director M, Director M Ultra, Director M Outlook, and Wells Fargo Director M Outlook.

Effective on or about April 30, 2025, the “Invesco V.I. Capital Appreciation Fund” will be renamed “Invesco V.I. Discovery Large Cap Fund.”

HV-8152